UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 11, 2015

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Lisa A. Payne

On September 11, 2015, Lisa A. Payne, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (the Company) and The Taubman Company, LLC (the Manager), notified the Company of her resignation as Chief Financial Officer, effective January 1, 2016, and as Vice Chairman, effective March 2016.

Appointment of Simon J. Leopold

Effective January 1, 2016, Simon J. Leopold will be appointed as the Chief Financial Officer of the Company and the Manager. Mr. Leopold, age 48, is currently Treasurer and Executive Vice President, Capital Markets of the Manager, a position he has held since September 2012. Prior to joining the Manager, Mr. Leopold spent 13 years as an investment banker, where he served as managing director in the real estate investment banking groups at Deutsche Bank, KBW and UBS. Earlier in his career, Mr. Leopold worked in New York City government in a variety of urban planning and economic development positions in the Office of the Mayor, Department of City Planning and the city’s Economic Development Corporation. He is a member of the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Urban Land Institute.

On September 15, 2015, the Company issued a press release announcing the foregoing matters, a copy of which is attached as Exhibit 99 to this report and incorporated herein by reference.

Amended and Restated Change of Control Employment Agreement - Simon Leopold

Mr. Leopold is party to an Amended and Restated Change of Control Employment Agreement, entered into in April 2013 and amended in May 2014, by and among the Company, TRG and Mr. Leopold. Such agreement is consistent with benefits provided to other executives of the Company except Messrs. Robert and William Taubman. A summary of terms of such agreement is set forth in the subsection entitled “Named Executive Officer Compensation Tables-Potential Payments Upon Termination or Change-in-Control,” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2015, and such summary is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to The Form of Amended and Restated Change of Control Employment Agreement and the Amendment thereto are attached as Exhibits 10.1 and 10.2 to this report, each of which is incorporated herein by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

10.1
Form of Amended and Restated Change of Control Employment Agreement, dated December 18, 2008 (incorporated by reference from Exhibit 10(p) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

10.2	Form of Amendment to Change of Control Employment Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed May 8, 2014)
99
Press Release, dated September 15, 2015, entitled “Taubman’s Lisa A. Payne to Transition CFO Role to Treasurer and Executive Vice President, Capital Markets, Simon J. Leopold, Effective January 1, 2016”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Form of Amended and Restated Change of Control Employment Agreement, dated December 18, 2008 (incorporated by reference from Exhibit 10(p) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008)

10.2	Form of Amendment to Change of Control Employment Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed May 8, 2014)
99
Press Release, dated September 15, 2015, entitled “Taubman’s Lisa A. Payne to Transition CFO Role to Treasurer and Executive Vice President, Capital Markets, Simon J. Leopold, Effective January 1, 2016”